Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report December 29, 2000

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania              0-16276             23-2449551
(State or other        (Commission File Number)(IRS Employer
   jurisdiction                                 Identification
 of incorporation)                                  No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone number, including area code
  (717) 581-6030
                   N/A
(Former name or former address, if changed since last
                    report)

Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

          Registrant files this Current Report on Form 8-K to deliver a copy of this Registrant's Press Release, dated December 29, 2000, regarding Registrant's recognition of key leaders, to the Commission. The Press Release is attached as Exhibit 99.1 to this Current Report.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99.1   Press Release of Sterling
                                   Financial Corporation,
                                   dated December 29, 2000.


Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

                    Not Applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By:
                               John E. Stefan,
                               President and Chief
                               Executive Officer


DATE     January 2, 2001

                          EXHIBIT INDEX


                                   Page Number in
                                   Manually Signed
    Exhibit                        Original
       99       Press Release, of
                Sterling Financial
                Corporation
                dated December 29, 2000.

                            Exhibit 99
                          Press Release


FOR IMMEDIATE RELEASE


CONTACT:  John E. Stefan, Chairman and President
          (717) 581-6030

Sterling Financial Corporation Recognizes Key Leaders

     LANCASTER, PA (December 29, 2000) - John E. Stefan, Chairman, President and CEO of Sterling Financial Corporation (NASDAQ: SLFI) announced the promotions of Thomas P. Dautrich to President, Chief Operating Officer of Bank of Lancaster County, N.A. and J. Roger Moyer, Jr. to Chief Operating Officer and Senior Executive Vice President of Sterling Financial Corporation. The promotions are effective as of January 1, 2001. Dautrich was also appointed as a director of Bank of Lancaster County, N.A. Moyer will continue his role as a Director of Bank of Lancaster County, N.A. and Sterling Financial Corporation.

     Stefan will continue his role as Chief Executive Officer and Chairman of the Bank of Lancaster County, N.A. and as Chairman, President and Chief Executive Officer of Sterling
Financial Corporation.

     "The formal recognition of these individuals demonstrates the depth and strength of leadership and management at Sterling Financial Corporation. As our company continues to grow and diversify, it is critical to our success that we develop, empower and recognize key leaders within our organization. By expanding the responsibilities of these leaders, I will be able to focus more directly on strategic planning at the holding company level, a signal of Sterling Financial Corporation's commitment to future growth and independence," stated John E. Stefan.

     Sterling Financial Corporation, a multi-bank holding company with assets of over $1.5 billion, is the holding company for Bank of Lancaster County, N.A., Lancaster, Pennsylvania, First National Bank of North East, North East, Maryland and Bank of Hanover & Trust Company, Hanover, Pennsylvania. Established in 1863, Bank of Lancaster County provides a complete range of personal and business banking products and financial services through thirty offices in south central Pennsylvania. Bank of Lancaster County also provides leasing services through its wholly owned subsidiary, Town & Country, Inc. and insurance services through Lancaster Insurance Group, LLC, a joint venture with Murray Insurance Associates, Inc. First National Bank of North East, established in 1903, provides personal and business services through its four offices in Cecil County, Maryland. Bank of Hanover & Trust Company, established in 1835, has thirteen branches located in York and Adams Counties.